Supplement dated June 4, 2001 to
               CDC Nvest Funds Trust I, CDC Nvest Funds Trust II,
            CDC Nvest Funds Trust III and CDC Nvest Companies Trust I
         Statement of Additional Information - Part II dated May 1, 2001

THE FOLLOWING INFORMATION SUPPLEMENTS THE SECTION ENTITLED "SHAREHOLDER SERVICES
- - EXCHANGE PRIVILEGE":

In certain limited circumstances, the Distributor may waive the requirement that shareholders pay the difference between any sales charge already paid on their shares and the higher sales charge of the Fund into which they are exchanging at the time of the exchange.


                                                                      SP140-0601